SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                   Pursuant to Section 13 or 15 (d) of the
                       Securities Exchange Act of 1934



              Date of Report (Date of earliest event reported):
                              November 30, 2001
                              -----------------



                         FOODARAMA SUPERMARKETS, INC.
                         ----------------------------
            (Exact name of registrant as specified in its charter)



New Jersey                          1-5745-1                21-0717108
--------------------------------------------------------------------------
(State or other jurisdiction   (Commission      (I.R.S. Employer
  of incorporation)            file number)       Identification No.)




922 Highway 33, Building 6, Suite 1, Freehold New Jersey     07728
  (Address of principal executive offices)                 (Zip Code)




Registrant's telephone number, including area code:  (732)  462-4700





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Item 5.  Other Events



      On November 30, 2001, Foodarama Supermarkets, Inc., issued a press release which set forth the following information:

      Foodarama Supermarkets, Inc., (ASE - FSM) stated that Big V Supermarkets, Inc., a member of the Wakefern Food Corp., issued a press release reporting that Big V had entered into a term sheet to sell substantially all of its assets to Wakefern Food Corp. The term sheet is subject to completion of definitive agreements by the parties, and bankruptcy court approval. Additional information regarding the transaction is contained in the press release of Big V dated November 16, 2001. It is not possible to predict at this time what effect the reported term sheet will have on Foodarama.

      Accompanying this current report on Form 8-K is the press release dated November 30, 2001.







Item 7.  Financial Statements and Exhibits

(c)  Exhibits.


Exhibit 20  Press Release

                                   EXHIBIT 20



                                             Foodarama Supermarkets, Inc.
                                             Building 6, Suite 1, Hwy 33,
                                             Freehold, N.J. 07728






                                    CONTACT:    Michael Shapiro
                                                Senior Vice President
                                                Chief Financial Officer
                                                (732) 294-2270

FOR IMMEDIATE RELEASE

      Freehold, N.J., November 30, 2001 - Foodarama Supermarkets, Inc. (ASE-FSM) stated today that, in a separate press release, Big V Supermarkets, Inc. reported that it has entered into a term sheet to sell substantially all of its assets to Wakefern Food Corp. Big V and Foodarama belong to the Wakefern food cooperative, which furnishes distribution, marketing and back-office support to its members. Court documents filed earlier this year indicated that Big V intended to withdraw from the Wakefern cooperative. Big V was unsuccessful in its challenge to provisions in its agreements with Wakefern which require, among other things, withdrawing members to make a payment to Wakefern to make up for the resulting loss of volume to the cooperative. Additional information regarding the transaction is contained in the Big V press release dated November 16, 2001.

               The transaction is subject to completion of definitive agreements by the parties, and bankruptcy court approval. It is not possible to predict at this time what effect the reported term sheet will have on Foodarama.

                                   SIGNATURES





Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereuto duly authorized.



                                          FOODARAMA SUPERMARKETS, INC
                                          ---------------------------
                                                (REGISTRANT)



                                          By:   /S/ Michael Shapiro
                                                Senior Vice President
                                                Chief Financial Officer



Date:  December 6, 2001